Exhibit 99.1

PHH CORPORATION SETS DATE FOR
ANNUAL MEETING OF STOCKHOLDERS

Mt. Laurel, NJ, December 12, 2007 — PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced that it will hold its annual meeting of stockholders for fiscal 2007 (the “2007 Annual Meeting”) on Wednesday, March 18, 2008, at 10:00 a.m., eastern daylight time, at the Company’s offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054.  We expect the only agenda item for the 2007 Annual Meeting will be the election of Class II directors.  The official notice of the 2007 Annual Meeting and proxy materials are expected to be mailed on or about December 28, 2007 to stockholders of record as of December 21, 2007.

Since the date of the 2007 Annual Meeting is more than 30 days from the anniversary of the Company’s prior annual meeting of stockholders for fiscal 2006 held on January 24, 2007, any stockholder proposal sought to be included in the Company’s proxy materials for the 2007 Annual Meeting must be received by the Company (i) a reasonable time before the Company begins to print and mail its proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) by the tenth day following the date on which public announcement of the date of the 2007 Annual Meeting is first made by the Company pursuant to the Company’s amended and restated bylaws (the “Bylaws”).  Pursuant to Rule 14a-8 under the Exchange Act and the Company’s Bylaws, the Company considers stockholder proposals received by the Company at its principal executive offices no later than December 22, 2007 to be a reasonable time before it begins to print and mail its proxy materials for the 2007 Annual Meeting.  Stockholder proposals received by the Company after December 22, 2007 will be considered untimely and will not be included in the Company’s proxy materials for the 2007 Annual Meeting.  Further, the Company’s proxies will be allowed to use their discretionary voting authority in accordance with Rule 14a-4(c)(1) under the Exchange Act with respect to any such untimely stockholder proposals raised at the 2007 Annual Meeting.

About PHH Corporation

Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top ten retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the Company and its subsidiaries please visit our website at www.phh.com.
1 Inside Mortgage Finance, Copyright 2007

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. For example, our statements regarding the agenda item and mailing of proxy materials for the 2007 Annual Meeting are forward-looking statements.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Contact Information:
Investors:
Nancy R. Kyle
856-917-4268
Media:
Karen K. McCallson
856-917-8679